                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of June, 1995.

                              /s/ John H. Roe
                              -------------------------------------------------
                              John H. Roe, Director
                              President and Chief Executive Officer

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of June, 1995.

                              /s/ Benjamin R. Field
                              -------------------------------------------------
                              Benjamin R. Field, Senior Vice President,
                              Chief Financial Officer and Treasurer

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of June, 1995.

                               /s/ LeRoy F. Bazany
                              -------------------------------------------------
                              LeRoy F. Bazany
                              Vice President and Controller

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of June, 1995.

                               /s/ Winslow H. Buxton
                              -------------------------------------------------
                              Winslow H. Buxton
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ Howard J. Curler
                              -------------------------------------------------
                              Howard J. Curler
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ Jeffrey H. Curler
                              -------------------------------------------------
                              Jeffrey H. Curler, Director
                              Executive Vice President

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of June, 1995.

                              /s/ Robert A. Greenkorn
                              -------------------------------------------------
                              Robert A. Greenkorn
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of June, 1995.

                              /s/ Loring W. Knoblauch
                              -------------------------------------------------
                              Loring W. Knoblauch
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ Edwin S. McBride
                              -------------------------------------------------
                              Edwin S. McBride
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ Nancy Parsons McDonald
                              ----------------------------------------------
                              Nancy Parsons McDonald
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ Robert F. Mlnarik
                              -------------------------------------------------
                              Robert F. Mlnarik, Director
                              Executive Vice President

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ Edward N. Perry
                              -------------------------------------------------
                              Edward N. Perry
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of June, 1995.

                              /s/ Winston R. Wallin
                              ------------------------------------------------
                              Winston R. Wallin
                              Director

                               BEMIS COMPANY, INC.


                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation, does hereby make, constitute and appoint JOHN H. ROE, BENJAMIN R. FIELD AND SCOTT W. JOHNSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debentures, notes, shares of Common Stock or other securities of said Company proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of June, 1995.

                              /s/ C. Angus Wurtele
                              -------------------------------------------------
                              C. Angus Wurtele
                              Director